UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Colonial Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 16, 2014

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Colonial Financial Services, Inc. The Annual Meeting will be held at the executive offices of Colonial Bank, FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360 on May 15, 2014, at 3:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Colonial Financial Services, Inc. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of two directors, the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2014 and the consideration of an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Colonial Financial Services, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer

Colonial Financial Services, Inc.
2745 S. Delsea Drive
Vineland, New Jersey 08360
(856) 205-0058

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 15, 2014

Notice is hereby given that the Annual Meeting of Stockholders of Colonial Financial Services, Inc. will be held at the executive offices of Colonial Bank, FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on May 15, 2014 at 3:00 p.m., local time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;
2.	the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2014;
3.	an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 21, 2014 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF COLONIAL FINANCIAL SERVICES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Joseph M. Sidebotham
Joseph M. Sidebotham
Corporate Secretary

Vineland, New Jersey
April 16, 2014

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Colonial Financial Services, Inc.
2745 S. Delsea Drive
Vineland, New Jersey 08360
(856) 205-0058

ANNUAL MEETING OF STOCKHOLDERS
May 15, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Colonial Financial Services, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the executive offices of Colonial Bank FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on May 15, 2014, at 3:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 16, 2014.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Colonial Financial Services, Inc. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Colonial Financial Services, Inc. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Colonial Financial Services, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise noted below, holders of record of Colonial Financial Services, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 21, 2014 are entitled to one vote for each share then held. As of March 21, 2014, there were 3,860,140 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of BDO USA, LLP as the independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of BDO USA, LLP as the independent registered public accounting firm for the year ending December 31, 2014.

3

As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote FOR the resolution; (ii) vote “AGAINST” the resolution; or (iii) ABSTAIN from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on Colonial Financial Services, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Colonial Financial Services, Inc. or the Board of Directors.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders of shares owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Colonial Financial Services, Inc. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Colonial Financial Services, Inc. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you participate in the Colonial Bank, FSB Employee Stock Ownership Plan (the “ESOP”) or if you hold Colonial Financial Services, Inc. common stock through the Colonial Bank, FSB 401(k) Plan (the “401(k) Plan”), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Colonial Financial Services, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. With respect to the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the Colonial Financial Services, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP and 401(k) Plan voting instructions is May 8, 2014.

4

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Colonial Financial Services, Inc. and the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 21, 2014, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.

	Amount of Shares
	Owned and Nature		Percent of Shares
Name and Address of	of Beneficial		of Common Stock
Beneficial Owners	Ownership (1)		Outstanding

Joseph Stilwell	359,596	(2)	9.32%
111 Broadway, 12th Floor
New York, NY 10006

Grace and White, Inc.	315,730	(3)	8.18%
515 Madison Ave., Suite 1700
New York, New York 10022

Lawrence B. Seidman	320,589	(4)	8.31%
100 Misty Lane, 1st Floor
Parsippany, New Jersey 07054

Colonial Bank FSB Employee Stock Ownership Plan	244,458		6.33%
2745 S. Delsea Drive
Vineland, New Jersey 08360

(1)
Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Based on information contained in a Schedule 13D/A filed on December 19, 2013.
(3)	Based on information contained in a Schedule 13G/A filed on January 29, 2014.
(4)	Based on information contained in a Schedule 13D/A filed on December 20, 2012.

5

PROPOSAL I — ELECTION OF DIRECTORS

Effective at the Annual Meeting our Board of Directors will be comprised of six members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: John Fitzpatrick and Corissa J. Briglia. Each of Mr. Fitzpatrick and Ms. Briglia is currently a director of Colonial Financial Services, Inc.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With Colonial Financial Services, Inc.	Age (1)	Director Since (2)	Current Term Expires	Shares Beneficially Owned (3)		Percent of Class
NOMINEES
Corissa J. Briglia	Director	27	2014	2014	—		—
John Fitzpatrick, CPA	Vice Chairman of the Board	50	2005	2014	25,126	(4)	*

CONTINUING BOARD MEMBERS

John J. Bailey	Director	59	2011	2015	7,844	(5)	*
Gregory J. Facemyer, CPA	Chairman of the Board	58	1994	2015	60,210	(6)	1.4%
Edward J. Geletka	President, Chief Executive Officer and Director	52	2001	2016	115,236	(7)	2.9%
Hugh J. McCaffrey	Director	56	2010	2016	19,239	(8)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

L. Joseph Stella, III	Executive Vice President and Chief Financial Officer	56	N/A	N/A	62,344	(9)	1.6%
William F. Whelan	Executive Vice President and Chief Operations Officer	61	N/A	N/A	31,169	(10)	*

All Nominees, Directors and Executive Officers as a Group (8 persons)					321,168		8.3%

*	Less than 1%.
(1)	As of December 31, 2013.
(2)	Includes service with Colonial Bank, FSB, Colonial Bankshares, Inc. and Colonial Financial Services, Inc.
(3)	As of the voting record date.
(4)
Includes 2,754 unvested shares awarded under our 2011 Stock-based Incentive Plan as to which Mr. Fitzpatrick has voting but not dispositive power and exercisable options to purchase 10,412 and 4,590 shares awarded under our 2006 Stock-based Incentive Plan and 2011 Stock-based Incentive Plan, respectively.

(5)	Includes 2,754 unvested shares awarded under our 2011 Stock-based Incentive Plan as to which Mr. Bailey has voting but not dispositive power and exercisable options to purchase 4,590 shares.
(6)
Includes 9,399 shares held in Mr. Facemyer’s profit sharing plan, 2,754 unvested shares awarded under our 2011 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 10,412 and 4,590 shares awarded under our 2006 Stock-based Incentive Plan and 2011 Stock-based Incentive Plan, respectively.

(7)
Includes 13,579 shares held in Mr. Geletka’s account in Colonial Bank, FSB’s 401(k) Plan, 8,045 shares allocated to Mr. Geletka under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2013, 3,002 shares held by Mr. Geletka’s spouse, 9,000 unvested shares awarded under our 2011 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 41,825 and 13,600 shares awarded under our 2006 Stock-based Incentive Plan and 2011 Stock-based Incentive Plan, respectively.

(8)
Includes 2,754 unvested shares awarded under our 2011 Stock-based Incentive Plans, respectively, as to which Mr. McCaffrey has voting but not dispositive power and exercisable options to purchase 1,388 and 4,590 shares awarded under our 2006 Stock-based Incentive Plan and 2011 Stock-based incentive Plan, respectively.

(9)
Includes 14,540 shares held in Mr. Stella’s account in Colonial Bank, FSB’s 401(k) plan, 5,691 shares allocated to Mr. Stella under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2013, 845 shares held jointly with Mr. Stella’s spouse, 5,100 unvested shares awarded under our 2011 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 20,676 and 6,800 shares awarded under our 2006 Stock-based Incentive Plan and 2011 Stock-based Incentive Plan, respectively.

(10)
Includes 4,441 shares allocated to Mr. Whelan under Colonial Bank, FSB’s employee stock ownership plan as of December 31, 2013, 3,450 unvested shares awarded under our 2011 Stock-based Incentive Plan as to which he has voting but not dispositive power and exercisable options to purchase 11,278 and 6,000 shares awarded under our 2006 Stock-based Incentive Plan and 2011 Stock-based Incentive Plan, respectively.

6

As described in a prior filing by Colonial Financial Services, Inc. with the Securities and Exchange Commission, on May 19, 2011, Colonial Financial Services, Inc. and Colonial Bank, FSB entered into an agreement (the “Bailey Agreement”) with John J. Bailey, Lawrence B. Seidman, 2514 Multi-Strategy Fund, LP, a Florida limited partnership, Broad Park Investors, LLC, a Delaware limited liability company, CBPS, LLC, a New York limited liability company, LSBK06-08, LLC, a New Jersey limited liability company, Seidman and Associates, LLC, a New Jersey limited liability company, Seidman Investment Partnership, LP, a New Jersey limited partnership, and Seidman Investment Partnership II, LP, a New Jersey limited partnership (such entities, together with Mr. Seidman, the “Seidman Entities”), pursuant to which Mr. Bailey was appointed to the Boards of Directors of Colonial Financial Services, Inc. and Colonial Bank, FSB for an initial term ending at the 2012 annual meetings of stockholders of Colonial Financial Services, Inc. and Colonial Bank, FSB, respectively.

As described in a prior filing by Colonial Financial Services, Inc. with the Securities and Exchange Commission, on December 18, 2013, Colonial Financial Services, Inc. and Colonial Bank, FSB entered into an agreement (the “Briglia Agreement”) with Stilwell Value Partners II, L.P., Stilwell Value Partners V, L.P., Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell, an individual (collectively, “The Stilwell Group”), pursuant to which, among other things, Colonial Financial Services, Inc. agreed to appoint a representative of The Stilwell Group to the Boards of Directors of Colonial Financial Services, Inc. and Colonial Bank, FSB. In fulfillment of its requirements under the Briglia Agreement, Colonial Financial Services, Inc. appointed Ms. Briglia to serve on the Board of Directors and nominated Corissa J. Briglia to serve as a director of Colonial Financial Services, Inc. for a three-year term to expire at Colonial Financial Services, Inc.’s 2017 annual meeting of stockholders.

Except for the Bailey Agreement, the Briglia Agreement or otherwise as indicated herein, there are no arrangements or understandings between any of the nominees or continuing directors and any other person pursuant to which such nominees or continuing directors were selected.

Directors, Nominees and Executive Officers

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Colonial Bank, FSB.

Directors and Nominees

John J. Bailey is Senior Vice President – Credit Administration of Union Center National Bank, a position he has held since December 2012. He was the 100% owner and managing member of Bailey Financial Consulting, LLC, a multi-dimensional business management consulting company formed in 1993. Bailey Financial Consulting, LLC provided traditional management consulting services and negotiated significant debt restructurings with banks, banking regulators (FDIC, OTS, OCC and RTC) and the corporate purchasers of distress debt from these regulators. Prior to 1993, Mr. Bailey worked for financial institutions in the commercial lending departments responsible for new commercial business efforts and shared responsibility for non-performing loans and underperforming assets. Mr. Bailey’s experience as a consultant to businesses and his experience in banking as a commercial lender provide the board of directors with in-depth knowledge of business risks and commercial loan workouts.

7

Corissa J. Briglia is with The Stilwell Group, an organization comprised of limited partnerships that invest primarily in community banks. Ms. Briglia has performed financial due diligence on hundreds of community banks to assess which institutions are operating in a safe and sound manner while effectively generating value for their shareholders. She graduated from the University of Pennsylvania and is a 2014 CFA Level III candidate. Ms. Briglia’s specialized professional experience analyzing banks and her comprehensive framework of financial concepts assist the board of directors in addressing the challenges faced by Colonial Bank, FSB.

Gregory J. Facemyer, CPA, has been a self-employed certified public accountant since 1980. Mr. Facemyer is a Township Committeeman in Hopewell Township, and has lived in the community in which Colonial Bank, FSB operates for over 50 years. He currently serves as Treasurer for the County of Cumberland and also serves on the Board of Directors of South Jersey Hospital, Inc. Mr. Facemyer’s experience as a certified public accountant qualifies him as an “audit committee financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission.

Edward J. Geletka has served as the President and Chief Executive Officer of Colonial Bank, FSB since 2000, and has been employed by Colonial Bank, FSB in a variety of positions since 1987. Mr. Geletka has over 30 years of banking experience. During his tenure as President and Chief Executive Officer, Colonial Bank, FSB has grown in assets from $125 million at December 31, 1999, to over $583 million at December 31, 2013. Mr. Geletka’s direct experience in managing the operations and employees of Colonial Bank, FSB provides the board of directors with insight into our operations, and his position on the board of directors provides a clear and direct channel of communication from senior management to the full Board and alignment on corporate strategy. Mr. Geletka has lived in the community in which Colonial Bank, FSB operates for over 45 years.

John Fitzpatrick, CPA, is the President of Premier Accounting Services, of Pitman, New Jersey, formerly called Fitzpatrick & McIlvaine, CPAs PC, which he founded in 1992. Mr. Fitzpatrick’s experience as a certified public accountant qualifies him as an “audit committee financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission. Mr. Fitzpatrick has lived in the community in which Colonial Bank, FSB operates for over 40 years.

Hugh J. McCaffrey is the sole owner of Southern New Jersey Steel Company, a steel contracting company serving New Jersey, Pennsylvania and Delaware. Mr. McCaffrey has held a principal position in Southern New Jersey Steel Company since 1992. Mr. McCaffrey is a system board member of Inspira Health Network as well as a board member of other community non-profits. Mr. McCaffrey’s current position provides the board of directors with insight into construction trends and economic developments affecting the State of New Jersey and the communities in which we operate, as well as in-depth knowledge related to labor and compensation issues.

Executive Officers Who are Not Directors

L. Joseph Stella, III, CPA has served as Executive Vice President and Chief Financial Officer of Colonial Bank, FSB since March 1999.

William F. Whelan was appointed Executive Vice President and Operations Officer in January 2007. He was appointed Senior Vice President of Colonial Bank, FSB in July 2005. Mr. Whelan was previously the Chief Executive Officer of St. Joseph’s Carpenter Society, a charitable organization that constructs housing units, and worked for that organization from 2001 until 2005. From 1974 until 2001, Mr. Whelan worked for financial institutions in numerous positions.

8

Board Independence

The Board of Directors has determined that each of Colonial Financial Services, Inc.’s directors and nominees, with the exception of Mr. Geletka, is “independent” as defined in the listing standards of the Nasdaq Stock Market. In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions with Certain Related Persons,” below. Director John Fitzpatrick has an outstanding mortgage loan on his primary residence with Colonial Bank, FSB. A company of which director Hugh J. McCaffrey is the sole owner has a line of credit and a commercial real estate loan with Colonial Bank, FSB.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Gregory J. Facemyer, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of Colonial Financial Services, Inc. and Colonial Bank, FSB and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect Colonial Financial Services, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Colonial Financial Services, Inc. Risks relating to the direct operations of Colonial Bank, FSB are further overseen by the Board of Directors of Colonial Bank, FSB, who are the same individuals who serve on the Board of Directors of Colonial Financial Services, Inc. The Board of Directors of Colonial Bank, FSB also has additional committees that conduct risk oversight. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization, such as the requirement that all loans in excess of $300,000 must be submitted to a Board Management Loan Committee and loans in excess of $750,000 must be submitted to the full board of directors for approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2013, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Colonial Financial Services, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. The Code of Ethics has been filed with the Securities and Exchange Commission as Exhibit 14 to the Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 001-34817). This Code of Ethics is also available at www.colonialbankfsb.com, and amendments to and waivers from the code of ethics will be posted on this website.

9

Meetings and Committees of the Board of Directors

The business of Colonial Financial Services, Inc. is conducted at regular and special meetings of the Board and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Colonial Financial Services, Inc. are the Audit, Compensation and Nominating Committees. The entire Board of Directors acts with respect to compensation decisions upon recommendations from the Compensation Committee, although the President and Chief Executive Officer does not participate with respect to decisions on his compensation.

During the year ended December 31, 2013, the Board of Directors met at 13 regular meetings and no special meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Fitzpatrick (who serves as Chairman), Facemyer and Bailey. The Board of Directors has determined that each of Messrs. Fitzpatrick and Facemyer qualifies as an “audit committee financial expert.” Information with respect to the experience of Messrs. Fitzpatrick and Facemyer is included in — “Directors and Executive Officers.” Each member of the Audit Committee is “independent” in accordance with the listing standards of the Nasdaq Stock Market.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available at www.colonialbankfsb.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Colonial Financial Services, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met four times during the year ended December 31, 2013.

Nominating Committee. The Nominating Committee consists of Directors Facemyer, McCaffrey and Bailey, each of whom is independent, in accordance with the listing standards of the Nasdaq Stock Market. The Nominating Committee operates under a written charter, which is available at www.colonialbankfsb.com. The Nominating Committee met once during the year ended December 31, 2013.

The Board of Directors and the nominating committee do not have a formal policy or specific guidelines regarding diversity among board members. However, the nominating committee and the Board of Directors seek members who represent a mix of backgrounds and experiences that will enhance the quality of the board of directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Colonial Bank, FSB’s position in its community and can assist Colonial Bank, FSB with business development through business and other community contacts. The Board of Directors believes it should be comprised of persons with skills in areas such as:

●	finance, insurance and accounting;

●	sales and marketing;

●	strategic planning;

●	organization leadership;

●	legal; and

●	government and governmental relationships.

10

The Nominating Committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to Colonial Financial Services, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there were a vacancy on the board of directors because any member of the board of directors does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), solicit suggestions for director candidates from all board members and may engage in other search activities. In addition to the skills noted above, candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Colonial Financial Services, Inc., a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other points of view. In addition to examining a candidate’s qualifications in light of the above attributes, the Nominating Committee would consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; and the ability to develop business for Colonial Financial Services, Inc.

In accordance with our Bylaws, a person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, no person may serve on the board of directors and at the same time be a director or officer of another co-operative bank, credit union, savings bank, savings and loan association, trust company, bank holding company or banking association (in each case whether chartered by a state, the federal government or any other jurisdiction) that has an office in any county in which we or any of our subsidiaries has an office, or in any county contiguous to any county in which we or any of our subsidiaries has an office. During the year ended December 31, 2013, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 2745 S. Delsea Drive, Vineland, New Jersey 08360. The Corporate Secretary must receive a submission not less than 150 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

●
The name and address of the stockholder as such information appears on Colonial Financial Services, Inc.’s books, and the number of shares of Colonial Financial Services, Inc.’s common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

●
The name, address and contact information for the candidate, and the number of shares of common stock of Colonial Financial Services, Inc. that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

●	A statement of the candidate’s business and educational experience;

11

●	Such other information regarding the candidate as would be required to be included in Colonial Financial Services, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

●	A statement detailing any relationship between the candidate and any customer, supplier or competitor of Colonial Financial Services, Inc. or its affiliates;

●	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for our 2013 annual meeting of stockholders. Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice Of Business To Be Conducted At An Annual Meeting.”

Compensation Committee. The Compensation Committee of the board of directors of Colonial Financial Services, Inc. is responsible for developing compensation guidelines and for recommending the compensation for the Chief Executive Officer, the Chief Financial Officer and other senior executive officers. The Compensation Committee consists of Messrs. Fitzpatrick (who serves as Chairman), Facemyer and Bailey. No member of the Compensation Committee is a current or former officer or employee of Colonial Financial Services, Inc., Colonial Bank, FSB or any subsidiary. Each of the members is independent as defined in the listing standards of the Nasdaq Stock Market. For the year ended December 31, 2013, all Compensation Committee decisions were submitted to the full board of directors for review; however, Mr. Geletka did not participate in the consideration of his compensation. During the year ended December 31, 2013, the Compensation Committee met five times.

The Compensation Committee operates under a charter, which can be found at our website, www.colonialbankfsb.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

●	To attract, retain and motivate an experienced, competent executive management team;

●	To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

●	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

●	To encourage ownership of our common stock through stock-based compensation to all levels of management; and

●	To maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

12

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Colonial Financial Services, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Colonial Financial Services, Inc.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association and the New Jersey Bankers Association as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2013;

●
We have received from, and discussed with, the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standards No. 16, (Communications With Audit Committees); and

●
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Colonial Financial Services, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

John Fitzpatrick, CPA	Gregory J. Facemyer, CPA	John J. Bailey

Communications with the Board of Directors

Any stockholder who wishes to contact our board of directors or an individual director may do so by writing to: Colonial Financial Services, Inc., 2745 S. Delsea Drive, Vineland, New Jersey 08360, Attention: Corporate Secretary. Communications are reviewed by the Corporate Secretary and are then distributed to the board of directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of Colonial Financial Services, Inc., and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

13

Attendance at Annual Meetings of Stockholders

Colonial Financial Services, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts. All of our then-current directors attended the 2013 annual meeting of stockholders of Colonial Financial Services, Inc.

Executive Compensation

The following table sets forth for the years ended December 31, 2013 and 2012 certain information as to the total remuneration paid by us to Mr. Geletka, who serves as President and Chief Executive Officer, and the two most highly compensated executive officers of Colonial Bank, FSB other than Mr. Geletka (“Named Executive Officers”). The “Non-equity Incentive Plan Compensation” and “Nonqualified Deferred Compensation Earnings” columns have been omitted because no listed individual received any compensation during the listed years of a type required to be disclosed in these columns.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All other compensation ($) (3)	Total ($)
Edward J. Geletka President, Chief Executive Officer and Director	2013	216,587	—	—	—	35,485	252,072
	2012	212,340	—	186,900	147,560	33,677	580,470

L. Joseph Stella, III Executive Vice President and Chief Financial Officer	2013	153,034	—	—	—	24,217	177,251
	2012	139,122	—	105,910	73,780	20,628	339,440

William F. Whelan Executive Vice President and Chief Operations Officer	2013	132,980	—	—	—	21,382	154,362
	2012	130,373	—	71,645	65,100	19,614	286,732

(1)
Reflects the aggregate grant date fair value of restricted stock awards granted during the applicable year. For a discussion of the assumptions used to establish the valuation of the restricted stock awards, reference is made to “Note 11 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the Year Ended December 31, 2013.

(2)
Reflects the aggregate grant date fair value of option awards granted during the applicable year. For a discussion of the assumptions used to establish the valuation of the stock option awards, reference is made to “Note 11 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the Year Ended December 31, 2013.

(3)
For 2013, includes: employer matching contributions of $7,836, $5,540 and $4,823 allocated to the accounts of Messrs. Geletka, Stella and Whelan, respectively, under the Colonial Bank, FSB 401(k) plan; the fair market value at December 31, 2013 of the shares of common stock allocated pursuant to the Colonial Bank, FSB employee stock ownership plan in 2013, representing $19,232, $13,433 and $11,744 for each of Messrs. Geletka, Stella and Whelan, respectively; unused sick pay in the amount of $6,664, $4,709,and $4,092 paid to Messrs. Geletka, Stella and Whelan, respectively; and life insurance premiums in the amount of $634, $535 and $723 paid on behalf of Messrs. Geletka, Stella and Whelan, respectively. Also includes an automobile allowance of $2,119 for Mr. Geletka.

Salary for the Named Executive Officers is paid pursuant to Employment Agreements, which are discussed below under “—Employment Agreements.” Amounts included in the “Bonus” column are discretionary bonuses, which are discussed below under “—Bonuses.”

Amounts included in the “Stock Awards” and “Option Awards” columns for the year ended December 31, 2012 represent grants under our 2011 Equity Incentive Plan. Amounts related to stock awards and option awards are reported in the table above pursuant to applicable Securities and Exchange Commission regulations that require that we report the full grant-date fair value of grants in the year in which such grants are made.

Employment Agreements. In December 2008, Colonial Bank, FSB entered into amended and restated employment agreements with Edward J. Geletka, L. Joseph Stella, III, and William F. Whelan. The agreement for Mr. Geletka has an initial term of three years and the agreements for Messrs. Stella and Whelan each have an initial term of two years. Unless notice of non-renewal is provided, the agreements renew annually. On November 18, 2013, the Board notified each of the executives that their agreements were not being renewed. Accordingly, the agreements for Messrs. Stella and Whelan will continue for the remaining term, which is one year following the December 2013 anniversary date. Mr. Geletka entered into a new agreement with Colonial Bank, FSB, on December 31, 2013, which superseded and replaced his 2008 employment agreement.

14

The agreements for Messrs. Stella and Whelan provide for the payment of a base salary, which will be reviewed at least annually, and which may be increased, but not decreased. Under the agreements, the current base salaries for Messrs. Stella and Whelan are $153,034 and $132,980, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs, participation in other employee pension benefit and fringe benefit plans applicable to executive employees that may not be adversely changed without approval of the executive, and reimbursement of business expenses, including fees for memberships in clubs and organizations. Each executive’s employment may be terminated for just cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Under the terms of Messrs. Stella’s and Whelan’s employment agreements, the executives are entitled to severance payments and benefits in the event of termination of employment under specified circumstances, including in the event the executive’s employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following:

(1)	the failure to elect or reelect or to appoint or reappoint the executive to his executive position;

(2)	a material change in the executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope;

(3)	the liquidation or dissolution of Colonial Financial Services, Inc. or Colonial Bank, FSB;

(4)
a material reduction in the executive’s base salary or a relocation of the executive’s principal place of employment by more than 25 miles from its location as of the date of the employment agreement; or

(5)	a material breach of the employment agreement by Colonial Bank, FSB.

Under the terms of the employment agreements for Messrs. Stella and Whelan, each executive will also be entitled to severance payments and benefits in the event of the executive’s involuntary termination following a change in control of Colonial Financial Services, Inc. or Colonial Bank, FSB or the executive’s resignation from employment following a change in control. These severance payments will be equal to two times the sum of the base salary and highest rate of bonus awarded during the prior three years, payable in a lump sum. However, Colonial Bank, FSB has been designated as being “in troubled condition” by its primary federal regulator. The golden parachute rules of the Federal Deposit Insurance Corporation and each executive’s employment agreement prohibit the payment of any severance payments during the period that an institution is designated in troubled condition, except in limited circumstances. If Colonial Bank, FSB, continues to be designated in troubled condition through the remaining term of the employment agreements, Colonial Bank, FSB, will be prohibited from making any severance payments under the agreements, whether or not in connection with a change in control, unless approval is received from the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency. Colonial Bank, FSB will continue to provide life, medical, dental and disability coverage 24 months after termination of the agreement for Messrs. Stella and Whelan.

Upon termination of the executive’s employment for which severance payments are paid, other than in connection with a change in control, Messrs. Stella and Whelan agree not to compete with Colonial Financial Services, Inc. or Colonial Bank, FSB, for one year following termination of employment, within 25 miles of any existing branch of Colonial Bank, FSB or within 25 miles of any office for which Colonial Bank, FSB or a subsidiary has filed an application for regulatory approval. Should the executive become disabled, the executive would be entitled to benefits provided under any disability program sponsored by Colonial Financial Services, Inc. or Colonial Bank, FSB. To the extent such benefits are less than the executive’s base salary, Colonial Bank, FSB would continue to pay the difference between the benefits provided under any disability program sponsored by Colonial Bank, FSB or Colonial Financial Services, Inc. and the executive’s base salary for a period of one year, and would continue to provide life, medical and dental coverage for the remaining term of the agreement or one year, whichever is longer. In the event Messrs. Stella or Whelan dies while employed by Colonial Bank, FSB, the executive’s beneficiary, personal representatives or estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical and dental benefits for one year.

15

On December 31, 2013, Colonial Bank, FSB entered into a new employment agreement with Edward J. Geletka, which supersedes and replaces the agreement between Colonial Bank, FSB and Mr. Geletka dated December 18, 2008. The term of the employment agreement will begin on December 31, 2013 and end on April 15, 2015, subject to the Board of Directors conducting an interim review of Mr. Geletka’s performance within 45 days following the end of the second calendar quarter of 2014. A less than satisfactory performance evaluation would be grounds for immediate termination. Within 30 days following the end of the term of the agreement, the Compensation Committee of the Board of Directors will conduct a performance evaluation and review of Mr. Geletka for purposes of determining whether to renew the agreement. The agreement provides for a base salary of $216,587.28, which will be reviewed at least annually. In addition, Mr. Geletka will be entitled to participate in any employee benefit plans made available to Colonial Bank, FSB’s management employees, and will be entitled to incentive compensation and bonuses as provided in any plan of Colonial Bank, FSB in which Mr. Geletka is eligible to participate. Mr. Geletka will be reimbursed for business expenses pursuant to Colonial Bank, FSB’s expense policy. In the event of termination of Mr. Geletka upon retirement, Mr. Geletka will be entitled to earned but unpaid benefits, vested benefits under any tax-qualified retirement plan and bona fide deferred compensation plan or arrangement. In the event Mr. Geletka suffers a disability while employed, he may receive benefits provided under any Colonial Bank, FSB disability program and in the event of his death while employed, his beneficiaries will be entitled to any life insurance proceeds available under any Colonial Bank, FSB sponsored group term or other life insurance plan or program. In the event of termination for cause, Mr. Geletka will not be entitled to any compensation or other benefits for any period after the termination for cause; any stock option will not be exercisable after termination for cause and any unvested stock awards will be forfeited. The agreement entered into in December 31, 2013, would not provide a severance benefit to Mr. Geletka in the event of his involuntary termination without cause or in the event of Mr. Geletka’s resignation for any reason.

Bonuses. We did not pay bonuses to our Named Executive Officers for the years ended December 31, 2013 or 2012.

16

2011 Executive Retirement Incentive Plan. On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB 2011 Executive Retirement Incentive Plan, effective as of January 1, 2011 to provide supplemental retirement income to eligible participants. Twelve persons, including the Named Executive Officers participate in the plan. Under the plan, participants receive annual incentive awards of deferred compensation based on the satisfaction of certain pre-determined goals set by the Board of Directors of Colonial Bank, FSB. Eligibility to participate in the plan is limited to executive officers who are selected by the Board of Directors and who complete a participation agreement indicating the manner in which any benefit payable under the plan will be paid. An executive must have 20 years of service with Colonial Bank, FSB in order to receive the normal retirement benefit which is equal to 100% of the executive’s account under the plan. An executive who has received incentive awards will be vested in each separate award at the rate of 20% per year. In the event an executive has a separation from service before attaining 20 years of service, his or her benefit will be determined in accordance with the vesting schedule set forth above. If the executive has a separation from service after attainment of early retirement age (age 60) or normal retirement age (age 65) and 20 years of service, he or she will be entitled to the normal retirement benefit. In the event of the executive’s death or disability during employment, or in the event of a change in control, the executive will become 100% vested in his or her incentive awards account. However, if the payment of the benefit under the plan, when aggregated with the other payments to which the executive would be entitled that are contingent on the change in control, would cause the executive to have an “excess parachute payment,” the benefit payable under the plan will be reduced to avoid such excess parachute payment. In the event of an executive’s termination for cause, any benefit to which the executive is entitled under the plan will be forfeited. Benefits on separation from service will be paid in annual installments over a 15-year period to executives who separate from service at age 60 or later and over a five-year period to executives who separate from service prior to age 60. At the discretion of the executive, in lieu of installment payments, the executive may elect a lump sum distribution if such election is made at the time of initial participation. Benefits paid due to death or disability will be paid in annual installments over a 15-year period or in a lump sum, at the discretion of the executive, commencing within 60 days of death or the determination of disability. Benefits paid upon the occurrence of a change in control will be paid to the executive in a lump sum on the effective date of the change in control, regardless of whether the executive has a separation from service. If an executive has separated from service prior to a change in control and a change in control occurs while the executive is receiving benefits under the plan, the remaining benefit due to the executive will be paid in a lump sum on the effective date of the change in control. For the 2013 plan year, Messrs. Geletka, Stella and Whelan received no grants under the 2011 Executive Retirement Incentive Plan.

Group Term Replacement Plan. On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB Group Term Replacement Plan for the benefit of certain executives selected by the Compensation Committee. Twelve persons, including the Named Executive officers participate in the plan. Colonial Bank, FSB will divide the death proceeds of certain life insurance policies which are owned by Colonial Bank, FSB on the lives of the participating executives with the designated beneficiary of each insured participating executive. Colonial Bank, FSB will pay the life insurance premiums from its general assets. An eligible executive may participate in the plan by executing an election to participate and a split dollar endorsement for each policy or policies and by waiving any group term life insurance offered by Colonial Bank, FSB in excess of $50,000 of coverage. A participant’s rights under the plan will terminate in the event the participant’s employment with Colonial Bank, FSB terminates for reasons other than death or the plan is terminated. In the event the participant was employed by Colonial Bank, FSB at the time of death, the death benefit will be the lesser of three times the base annual salary in effect at the date of death, less $50,000, or the net death benefit, which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured. Colonial Bank, FSB, which is the sole owner of the policies, will be the beneficiary of the policies to the extent of each policy’s cash surrender value plus any death benefits remaining after applying those amounts assigned to each participant’s beneficiary.

17

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of December 31, 2013 for the Named Executive Officers.  Information has been adjusted to reflect the 0.9399-to-one stock split in connection with the mutual-to-stock conversion of Colonial Bankshares, MHC.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013
Name	Option awards							Stock awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Edward J. Geletka	6,800	(2)	27,200	(2)	—	12.46	1/2/2022	6,000	(2)	79,800	6,000	(2)	79,800
	41,825	(3)	—		—	13.27	10/19/2016

L. Joseph Stella, III	3,400	(2)	13,600	(2)	—	12.46	1/2/2022	3,400	(2)	45,220	3,400	(2)	45,220
	20,675	(3)	—		—	13.27	10/19/2016

William F. Whelan	3,000	(2)	12,000	(2)	—	12.46	1/2/2022	2,300	(2)	30,590	2,300	(2)	30,590
	11,275	(3)	—		—	13.27	10/19/2016

(1)	Based upon the $13.30 closing price of our common stock on December 31, 2013.
(2)
Reflects stock options or shares of restricted stock granted pursuant to the Colonial Financial Services, Inc. 2011 Equity Incentive Plan, which was approved by stockholders on August 11, 2011.  On December 15, 2011, the Named Executive Officers were granted stock options and shares of restricted stock, with effective grant dates of January 2, 2012.  Stock options have an exercise price of $12.46 (as adjusted), the closing price on the effective date of grant, vest 20% per year beginning one year from the effective date of grant and expire ten years from the effective date of grant.  Shares of restricted stock were split evenly between time-based vesting and performance shares.  Time-based shares vest 20% per year beginning one year from the effective date of grant, while performance-based shares vest 20% per year beginning one year from the effective date of grant based upon reaching the performance target of a $0.50 annual increase in tangible book value per share, as calculated in the grant agreements

(3)
Reflects stock options pursuant to the Colonial Bankshares, Inc. 2006 Stock-based Incentive Plan, which was approved by stockholders on July 19, 2006.  On October 19, 2006, the Named Executive Officers were granted shares of restricted stock and stock options, all of which have vested.  Stock options have an exercise price of $13.27 (as adjusted), the closing price on the date of grant, and expire ten years from the date of grant.

18

2006 Stock-Based Incentive Plan.  Our stockholders approved the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan (the “Incentive Plan”) at our 2006 Annual Meeting of Stockholders.  The purpose of the Incentive Plan is to provide our officers, employees and directors with additional incentives to promote our growth and performance.  In connection with our second step conversion, Colonial Financial Services, Inc. succeeded to and became the sponsor of the Incentive Plan.

The Incentive Plan authorizes the issuance of up to 291,545 shares (split adjusted) of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards.  No more than 83,300 shares (split adjusted) may be issued as restricted stock awards, and no more than 208,247 shares (split adjusted) may be issued pursuant to the exercise of stock options.  Employees and outside directors or its subsidiaries are eligible to receive awards under the Incentive Plan.  As of December 31, 2013, there were 25,095 shares reserved for the issuance of stock options and no shares reserved for the issuance of restricted stock awards remaining under the Incentive Plan.

2011 Equity Incentive Plan.  In 2011, our stockholders approved the Colonial Financial Services, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”) to provide offices, employees and directors of Colonial Financial Services, Inc. and Colonial Bank, FSB with additional incentives to promote the growth and performance of Colonial Financial Services, Inc.   The Equity Incentive Plan authorizes the issuance of up to 321,300 shares of Colonial Financial Services, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 229,500 and the maximum number of shares of stock that may be issued as restricted stock awards is 91,800.  As of December 31, 2013, there were 34,900 shares reserved for the issuance of stock options and 5 shares reserved for the issuance of restricted stock awards remaining under the Equity Incentive Plan.

Other Equity Compensation Plans.  Other than our employee stock ownership plan, we do not have any equity compensation plans that were not approved by stockholders.  The following table sets forth information with respect to all of our equity compensation plans as of December 31, 2013 (with share amounts split adjusted to reflect the mutual-to-stock conversion of Colonial Bankshares, MHC).

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price		Number of securities remaining available for issuance under plan

Stock options	291,343	$12.87		146,303
Restricted stock	52,832	—		10

Total	344,175	$12.87	(1)	146,313

(1)	Represents exercise price of stock options only.

19

Directors’ Compensation

The following table sets forth for the year ended December 31, 2013 certain information as to the total remuneration we paid to our directors other than Mr. Geletka.  Mr. Geletka does not receive fees for his services as a director.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2013
Name	Fees earned or paid in cash ($)	All other compensation ($) (1)	Total ($)
John J. Bailey	43,688	-	43,688
Gregory J. Facemyer	51,952	486	52,438
John Fitzpatrick	38,313	285	38598
Albert A. Fralinger, Jr. (2)	37,763	-	37,763
Hugh J. McCaffrey	47,513	295	47,908
Paul J. Ritter, III (3)	16,458	-	16,458

(1)           Reflects life insurance premiums.
(2)           Mr. Fralinger retired from the Board of Directors on July 26, 2013.
(3)           Mr. Ritter resigned from the Board of Directors on May 22, 2013.

As of December 31, 2013, Messrs. Bailey, Facemyer, Fitzpatrick and McCaffrey each held 3,672 unvested shares of restricted stock (including performance-based shares), respectively.  As of December 31, 2013, Messrs. Bailey, Facemyer, Fitzpatrick and McCaffrey each had 2,295, 12,707, 12,707 and 5,071 vested but unexercised stock options, respectively, and 9,180, 9,180, 9,180 and 10,568 unvested stock options, respectively.

Each of the individuals who currently serve as a director of Colonial Financial Services, Inc. also serves as a director of Colonial Bank, FSB and earns director fees in that capacity, although directors who are also employees of Colonial Bank, FSB do not receive director fees.  Each non-employee director of Colonial Bank, FSB is paid an annual retainer fee of $9,500.   The Chairman of the Board is paid a fee of $2,112 per board meeting, the Vice Chairman of the Board is paid a fee of $1,742.67 per board meeting and all other non-employee directors are paid a fee of $1,463.84 per board meeting.  As of September 30, 2013, all directors suspended payment of their director fees.

Directors are eligible to participate in our Incentive Plan, described above in “—Stock-Based Incentive Plan.”

Director Retirement Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB, adopted the Colonial Bank, FSB Director Retirement Plan, effective January 1, 2011, to provide supplemental funds for retirement or death for eligible directors of the Colonial Bank, FSB.  Directors Gregory J. Facemyer, John Fitzpatrick, Hugh J. McCaffrey and John J. Bailey are participants in the plan.  A director who has attained normal retirement age (generally age 72) and has 20 years of service with Colonial Bank, FSB will be entitled to a normal retirement benefit equal to 50% of the director’s final three-year average compensation payable in ten annual installments.  If a director has less than 10 years of service with Colonial Bank, FSB, the director will not be entitled to any retirement benefit.  After 10 years of service, the director will vest in a retirement benefit at the rate of 10% per year.  If the director separates from service upon attainment of normal retirement age with less than 20 years of service, he will be entitled to a benefit equal to the normal retirement benefit reduced by 2% of final average compensation for each year of service less than 20.  A director who separates from service prior to normal retirement age with less than 20 years of service will be entitled to his vested accrued benefit, amortized and payable in ten annual installments.  A director who becomes disabled prior to separation from service will be entitled to a disability benefit equal to 50% of the director’s final three-year average compensation, payable in ten annual installments.  In the event of the director’s death prior to separation from service, the director’s beneficiary or estate will be entitled to the director’s normal retirement benefit payable in ten annual installments.  In the event of a change in control prior to a director’s separation from service, the director will be entitled to the normal retirement benefit, irrespective of the director’s years of service; the present value of the benefit will be paid in a lump sum on the date of the change in control.  If the payment of the retirement benefit, when aggregated with the other payments to which the director would be entitled that are contingent on a change in control, would cause a director to have an “excess parachute payment,” the retirement benefit will be reduced to avoid such excess parachute payment.  In the event a director separates from service prior to a change in control and is receiving benefits under the plan, the present value of the remaining retirement benefit payable to the director will be paid in a lump sum on the date of the change in control.

20

2011 Director Deferred Fee Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB 2011 Director Deferred Fee Plan, effective January 1, 2011, to provide current tax planning opportunities as well as supplemental funds for retirement or death for eligible directors of Colonial Bank, FSB.  Members of the board of directors of Colonial Bank, FSB are eligible to participate in the plan.  A director may elect to participate in the plan by submitting a deferral agreement by December 15 of the calendar year immediately preceding the deferral period for which it will be effective.  A new deferral agreement or notice of adjustment of deferral may be submitted by a director for any subsequent year.  In the first year an individual becomes a director, a deferral agreement must be submitted to the committee under the plan no later than 30 days following the date the individual becomes a director, and such deferral agreement will be effective only with regard to compensation earned following the submission of the deferral agreement.  A director may elect to defer up to 100% of his compensation for the calendar year.  Each director’s account will be credited with earnings at the prime rate (provided that such rate is never less than 5% nor greater than 10%) as determined from time to time.  A director will be 100% vested at all times in the amount of compensation elected to be deferred under the plan and earnings thereon.  In the event a director separates from service for any reason other than death, Colonial Bank, FSB will pay a benefit equal to the director’s vested account in accordance with the director’s distribution election, generally made at the time of initial participation.  In the event of the director’s death after separation from service with Colonial Bank, FSB, the remaining unpaid balance of the director’s account will be paid to the director’s beneficiary in the same form that payments were being made prior to the director’s death.  In the event the director dies prior to separation from service, the amount payable will be paid over the period designated by the director.  In the event of an unforeseeable emergency, the plan committee may make distributions from the director’s account prior to the time specified for payment of benefits under the plan.  All plan benefits other than hardship distributions or otherwise provided in the plan will be paid in the form selected by the director in the deferral agreement or notice of adjustment of deferral at the time of the deferral commitment.  A director’s account will be distributed in cash or cash equivalents.  Unless otherwise set forth in the plan, payment under the plan will commence no later than 60 days after the event triggering the distribution requirement, in accordance with the director’s elections under the director’s deferral agreement and notice of adjustment of deferral.  The plan provides for early distributions in specified circumstances.  No directors elected to participate in the Plan for the fiscal year ended December 31, 2013.

Director Supplemental Life Insurance Plan.  On December 15, 2010, the Board of Directors of Colonial Bank, FSB adopted the Colonial Bank, FSB Director Supplemental Life Insurance Plan for the purpose of dividing the death proceeds of certain life insurance policies owned by Colonial Bank, FSB on the lives of the participating directors with the designated beneficiary of each insured participating director.  Directors Gregory J. Facemyer, John Fitzpatrick, Hugh J. McCaffrey and John J. Bailey are participants in the plan.  Colonial Bank, FSB will pay the life insurance premiums from its general assets.   Non-employee directors are eligible to participate in the plan by executing an election to participate and a split dollar endorsement for each individual insurance policy adopted by the Compensation Committee of the Board of Directors of Colonial Bank, FSB for purposes of insuring a participant’s life under the plan.  A participant’s participation in the plan will terminate if the participant’s service with Colonial Bank, FSB is terminated for reasons other than death or if the plan is terminated.  In the event Colonial Bank decides to maintain the policy or policies after the participant’s termination of participation in the plan, Colonial Bank, FSB will be the direct beneficiary of the entire death proceeds of the policy or policies.  Unless the participant’s rights under the plan terminate, the participant has the right to designate the beneficiary of a death benefit equal to the lesser of $250,000 or the net death benefit (which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured).  Colonial Bank, FSB is the sole owner of the policies and is the beneficiary of the policies to the extent of each policy’s cash surrender value plus any death benefits remaining after applying those amounts explicitly assigned to the participant’s beneficiary.  In addition, Colonial Bank, FSB may replace each policy with a comparable insurance policy to cover the benefit provided under the plan and Colonial Bank, FSB and the participant will execute a new split dollar endorsement for each new policy.  Colonial Bank will pay all premiums due on all policies as long as it maintains the policies in force.

21

Transactions With Certain Related Persons

In the ordinary course of business, Colonial Bank, FSB makes loans available to its directors, officers and employees.  These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Colonial Bank, FSB.  Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, one of which is applicable to Colonial Financial Services, Inc.  This does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and that is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to Colonial Financial Services, Inc.’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

In accordance with the listing standards of the NASDAQ Stock Market, any transactions that would be required to be reported under this section of this proxy statement must be approved by our audit committee or another independent body of the board of directors.  In addition, any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Colonial Financial Services, Inc. has approved the engagement of BDO USA, LLP to be our independent registered public accounting firm for the year ending December 31, 2014, subject to the ratification of the engagement by our stockholders.  At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of BDO USA, LLP for the year ending December 31, 2014.  A representative of BDO USA, LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

On July 18, 2013, Colonial Financial Services, Inc. appointed BDO USA, LLP as its new independent registered public accounting firm for and with respect to the year ended December 31, 2013, and dismissed ParenteBeard LLC (“ParenteBeard”) as its independent registered public accounting firm. Colonial Financial Services, Inc.’s principal audit personnel at ParenteBeard resigned from ParenteBeard and joined BDO USA, LLP. Each of the appointment of BDO USA, LLP and the dismissal of ParenteBeard were approved by Colonial Financial Services, Inc.’s Audit Committee.

The reports of ParenteBeard on Colonial Financial Services, Inc.’s financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Colonial Financial Services, Inc.’s two most recently completed fiscal years and the subsequent interim period preceding ParenteBeard’s dismissal, there were: (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of Colonial Financial Services, Inc.; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

ParenteBeard has furnished Colonial Financial Services, Inc. a letter addressed to the Securities and Exchange Commission stating that ParenteBeard agrees with the statements made above with respect to ParenteBeard.  A copy of ParenteBeard’s letter dated July 19, 2013 was attached as an exhibit to the Current Report on Form 8-K filed by Colonial Financial Services, Inc. with the Securities and Exchange Commission on July 23, 2013.

22

During the two most recently completed fiscal years and through the date of the appointment of BDO USA, LLP, Colonial Financial Services, Inc. did not consult with BDO USA, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Colonial Financial Services, Inc.’s consolidated financial statements, and no written or oral advice was provided by BDO USA, LLP that was an important factor considered by Colonial Financial Services, Inc. in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BDO USA, LLP during the year ended December 31, 2013 and ParenteBeard during the year ended December 31, 2012:

Audit Fees.  The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements for the year ended December 31, 2013 were $131,968 for BDO USA, LLP and for the year ended December 31, 2012 were $145,472 for ParenteBeard.

Audit Related Fees.  There were no fees billed to us for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “—Audit Fees,” above, during the years ended December 31, 2013 and 2012.

Tax Fees.  There were no aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance for the year ended December 31, 2013.  For the year ended December 31, 2012, there was $9,450 for ParenteBeard.

All Other Fees.  There were no aggregate fees billed to us for XBRL services for the year ended December 31, 2013 and for the year ended December 31, 2012 the fees were $40,773 for ParenteBeard.

The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by BDO USA, LLP, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee pre-approved 100% of the services described above during the years ended December 31, 2013 and 2012.

In order to ratify the selection of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2014, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected.  The Audit Committee of the board of directors recommends a vote “FOR” the ratification of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2014.

PROPOSAL III — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our President and Chief Executive Officer, our Chief Financial Officer and our other most highly compensated executive officer (“Named Executive Officers”) is described in “PROPOSAL I —ELECTION OF DIRECTORS—Executive Compensation.” Stockholders are urged to read these sections of this Proxy Statement, which discuss our compensation policies and procedures with respect to our Named Executive Officers.

Based upon a board determination that considered the advice of stockholders at our 2013 Annual Meeting of Stockholders, stockholders are annually being given the opportunity to vote on an advisory (nonbinding) resolution to approve the compensation of our Named Executive Officers.  Accordingly, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

23

“RESOLVED, that the compensation paid to Colonial Financial Services, Inc.’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors.  Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter.  The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution with respect to the compensation of our Named Executive Officers.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Colonial Financial Services, Inc.’s executive office, 2745 S. Delsea Drive, Vineland, New Jersey 08360, no later than December 17, 2014.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, Colonial Financial Services, Inc.’s Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to the date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Colonial Financial Services, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Colonial Financial Services, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

24

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of Colonial Financial Services, Inc.’s Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Colonial Financial Services, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2015 annual meeting of stockholders is expected to be held May 21, 2015.  Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than February 20, 2015 and no later than March 2, 2015.  If notice is received before February 20, 2015 or after March 2, 2015, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The board of directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that the board of directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Colonial Financial Services, Inc.  Colonial Financial Services, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of Colonial Financial Services, Inc. may solicit proxies personally or by telephone without additional compensation.

A COPY OF COLONIAL FINANCIAL SERVICES, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 2745 S. DELSEA DRIVE, VINELAND, NEW JERSEY 08360 OR BY CALLING (856) 205-0058.

25

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Colonial Financial Services, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2013 Annual Report to Stockholders are each available on the Internet at www.cfpproxy.com/6859.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joseph M. Sidebotham
Joseph M. Sidebotham
Corporate Secretary
Vineland, New Jersey
April 16, 2014

26

REVOCABLE PROXY

COLONIAL FINANCIAL SERVICES, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 15, 2014

The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the executive offices of Colonial Bank FSB, 2745 S. Delsea Drive, Vineland, New Jersey 08360, on May 15, 2014, at 3:00 p.m. local time.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of John Fitzpatrick and Corissa J. Briglia each to serve for a three-year term.	☐	☐	☐

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 16, 2014 and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:  COLONIAL FINANCIAL SERVICES, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2013 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6859.